UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 31, 2020

Live Ventures Incorporated

(Exact Name of Registrant as Specified in Charter)

Nevada	001-33937	85-0206668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 E. Warm Springs Road, Suite 102 Las Vegas, NV 89119
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (702) 997-5968

_________________Not Applicable___________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	LIVE	The NASDAQ Stock Market LLC (The NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

This Form 8-K/A is being filed for the purpose of filing the financial statements and pro forma financial information required by Item 9.01 with respect to the Current Report on Form 8-K filed by Live Ventures Incorporated (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on February 6, 2020 (the “February 6, 2020 8-K”) in connection with the consummation on January 31, 2020 of the transactions contemplated by the Purchase Agreement (as defined below) and the First Amendment (as defined below).  Pursuant to the Stock Purchase Agreement and the First Amendment, on January 31, 2020, Marquis Affiliated Holdings LLC (“MAH”), a wholly-owned subsidiary of the Company, acquired all of the issued and outstanding shares of capital stock of Lonesome Oak Trading Co., Inc. (“Lonesome Oak”).

Item 1.01.  Entry into a Material Definitive Agreement.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On January 31, 2020, MAH (i) entered into the First Amendment (the “First Amendment”) to Purchase Agreement (the “Purchase Agreement”) with Lonesome Oak and J. Chadwick McEntire (“McEntire”), pursuant to which, among other things (u) the purchase price was reduced to $2.0 million, of which $1.45 million was held back to satisfy claims for indemnity arising out of breaches of certain representations, warranties, and covenants, and certain other enumerated items, if any, (v) the payment terms with respect to amounts owed by Lonesome Oak to certain related parties were amended, (w) clarified what constituted an Inventory Loss (as such term is defined in the Purchase Agreement), (x) deleted the condition precedent that MAH be satisfied with the results of its due diligence investigation, (y) extended the outside date to which MAH may terminate the purchase agreement to January 31, 2020, and (z) amended certain exhibits to the Purchase Agreement, and (ii) completed the acquisition of Lonesome Oak.

The material terms of the Purchase Agreement were previously reported in Item 1.01 of the Company’s Current Report on Form 8-K filed on November 6, 2019, which is incorporated herein by reference.  The foregoing descriptions of the Purchase Agreement and the First Amendment and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement and the First Amendment, copies of which are attached as Exhibits 2.3 and 2.4, respectively, to the February 6, 2020 8-K and are incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the acquisition of Lonesome Oak, MAH, Marquis Industries, Inc., a subsidiary of the Company and MAH (“Marquis”), and Lonesome Oak entered into a Consent, Joinder and Eighth Amendment to Loan and Security Agreement with Bank of America, N.A. (“BofA”), dated January 31, 2020 (the “Eighth Amendment”).  The Eighth Amendment amends, modifies, restates or supplements the Loan and Security Agreement, dated as of July 6, 2015, as amended from time to time, among MAH, Marquis and BofA (the “Senior Credit Facility”) to, among other things, (a) consent to MAH’s acquisition of Lonesome Oak, (b) join Lonesome Oak as a borrower under the Senior Credit Facility, (c) increase BofA’s commitment to make revolver loans and to issue letters of credit under the Senior Credit Facility from $15 million in the aggregate to $25 million in the aggregate, and (d) extend the termination date under the Senior Credit Facility from July 6, 2020 to January 31, 2025.  In addition, the Eighth Amendment modifies the borrowing base under the Senior Credit Facility to allow the borrowers to borrow up to 85% of eligible accounts receivable, plus the lesser of (i) $12.5 million; (ii) 65% of the value of eligible inventory; or (iii) 85% of the appraisal value of the eligible inventory. As of January 31, 2020, total net additional availability under the Senior Credit Facility was approximately $13.6 million; with approximately $1.2 million outstanding and outstanding standby letters of credit of approximately $72 thousand.

In connection with the acquisition of Lonesome Oak and the Eighth Amendment, MAH, Marquis and Lonesome Oak entered into a Consent, Joinder and First Amendment to Loan and Security Agreement with Isaac Capital Fund I, LLC (“Isaac Capital”), dated January 31, 2020 (the “First Mezzanine Amendment”).  The First Mezzanine Amendment amends, modifies, restates or supplements the Loan and Security Agreement, dated as of July 6, 2015, among MAH, Marquis and Isaac Capital (the “Mezzanine  Credit Facility”) to, among other things, (a) consent to MAH’s acquisition of Lonesome Oak, (b) join Lonesome Oak as a borrower under the Mezzanine Credit Facility, and (c) extend the maturity date under the Mezzanine Credit Facility from January 6, 2021 to May 1, 2025.  As of January 31, 2020, there was $2.0 million outstanding under the Mezzanine Credit Facility.

The foregoing descriptions of the Eighth Amendment and the First Mezzanine Amendment and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the full texts of the Eighth Amendment and the First Mezzanine Amendment, copies of which are attached as Exhibits 10.1 and 10.2 respectively, to the February 6, 2020 Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a)    Financial Statements of Business Acquired.

The audited consolidated balance sheets of Lonesome Oak as of December 31, 2019 and 2018 and the audited consolidated statements of operations, changes in equity and cash flows for each of the two years in the period ended December 31, 2019, and the notes thereto, are attached hereto as Exhibit 99.1.

(b)    Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of December 31, 2019 and the unaudited pro forma condensed combined statements of income for the year ended September 30, 2019 and the three months ended December 31, 2019 Live Ventures Incorporated are hereby filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference. Such unaudited pro forma condensed combined financial statements are not necessarily indicative of the financial position that actually would have existed or the operating results that actually would have been achieved if the adjustments set forth therein had been in effect as of the dates and for the periods indicated or that may be achieved in future periods and should be read in conjunction with the historical financial statements of Live and Lonesome Oak.

(d)    Exhibits.

The following exhibits are attached hereto:

Exhibit Number	Description

2.3*

Purchase Agreement dated November 1, 2019, by and among Marquis Affiliated Holdings LLC, Lonesome Oak Trading Co., Inc., and J. Chadwick McEntire (incorporated by reference to Exhibit 2.3 to Live Ventures Incorporated’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on February 6, 2020)

2.4*

First Amendment to Purchase Agreement dated January 31, 2020, by and among Marquis Affiliated Holdings LLC, Lonesome Oak Trading Co., Inc., and J. Chadwick McEntire (incorporated by reference to Exhibit 2.4 to Live Ventures Incorporated’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on February 6, 2020)

23.1	Consent of WSRP, LLC independent auditor
23.2	Consent of Fred A. Mayfield & Company independent auditor
10.1*

Consent, Joinder and Eighth Amendment to Loan and Security Agreement dated January 31, 2020 among Marquis Affiliated Holdings LLC, Marquis Industries, Inc., Lonesome Oak Trading Co., Inc., and Bank of America, N.A. (incorporated by reference to Exhibit 10.1 to Live Ventures Incorporated’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on February 6, 2020)

10.2*

Consent, Joinder and First Amendment to Loan and Security Agreement by and among Marquis Affiliated Holdings LLC, Marquis Industries, Inc., Lonesome Oak Trading Co., Inc., and Isaac Capital Fund I, LLC as Lender (incorporated by reference to Exhibit 10.2 to Live Ventures Incorporated’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on February 6, 2020)

99.1	Audited consolidated financial statements of Lonesome Oak Trading Co., Inc. and the notes thereto as of December 28, 2019 and the year then ended.
99.2	Unaudited pro forma combined financial statements of Live Ventures Incorporated and as of December 31, 2018, for the year ended September 30, 2019 and the quarter ended December 31, 2019.

*    Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE VENTURES INCORPORATED

By: /s/ Jon Isaac
Name: Jon Isaac
Title: President and Chief Executive Officer

Dated: April 16, 2020